SCHEDULE 14A
                     Information Required in Proxy Statement

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           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              SONO-TEK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                              SONO-TEK CORPORATION
                                  2012 Route 9W
                             Milton, New York 12547

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                 AUGUST 18, 2005

The 2005 Annual Meeting of Shareholders of Sono-Tek Corporation (the "Company") will be held at the Inn at Buttermilk Falls, 220 North Road, Milton, New York 12547 on August 18, 2005 at 10:00 a.m., local time, for the following purposes:

      1. To elect three (3) Directors of the Company to serve until the 2007 Annual Meeting of Shareholders of the Company and one (1) Director of the Company to serve until the 2006 Annual Meeting of Shareholders of the Company.

      2. To ratify the appointment of Sherb & Co., LLP as the Company's independent auditors for the fiscal year ending February 28, 2006.

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on June 24, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of shareholders entitled to vote will be available for examination by interested shareholders at the offices of the Company, 2012 Route 9W, Milton, New York 12547 during ordinary business hours until the meeting.


Claudine Y. Corda, Secretary


                              Dated: July 15, 2005

             YOUR VOTE IS IMPORTANT. EVEN IF YOU DESIRE TO ABSTAIN,

          PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING

                             POSTAGE PAID ENVELOPE.

                              SONO-TEK CORPORATION
                                  2012 Route 9W
                             Milton, New York 12547

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 18, 2005

The accompanying proxy is solicited by the Board of Directors of SONO-TEK CORPORATION, a New York corporation (the "Company"), for use at the 2005 Annual Meeting of Shareholders of the Company to be held on August 18, 2005.

All proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such proxy. In the absence of contrary instructions, shares represented by such proxy will be voted
(i) FOR approval of the election of each of the individuals nominated as Directors set forth herein and (ii) FOR the ratification of the appointment of Sherb & Co., LLP as the Company's auditors for the fiscal year ending February 28, 2006. A shareholder may revoke his or her proxy at any time before it is exercised by filing with the Secretary of the Company at its offices in Milton, New York either a written notice of revocation or a duly executed proxy bearing a later date, or by appearing in person at the 2005 Annual Meeting and expressing a desire to vote his or her shares in person. All costs of this solicitation are to be borne by the Company.

Abstentions will be treated as shares present and entitled to vote for quorum purposes but as not voted for purposes of determining the approval of any matters submitted to the shareholders for a vote. Except as otherwise provided by law or by the Company's certificate of incorporation or bylaws, abstentions will not be counted in determining whether a matter has received a majority of votes cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Broker non-votes are not counted for quorum purposes.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, the Proxy, and the 2005 Annual Report to Shareholders are intended to be mailed on or about July 15, 2005 to shareholders of record at the close of business on June 24, 2005. At said record date, the Company had 11,045,777 outstanding shares of common stock.

                          ITEM 1. ELECTION OF DIRECTORS

The Board of Directors is divided into two classes. Except as provided below, the Directors in each class are to serve for a term of two years, and until their respective successors are duly elected and qualify. Three (3) Directors will be elected at the Annual Meeting by plurality vote to hold office until the Company's 2007 Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify and one (1) Director will be elected at the Annual Meeting by plurality vote to hold office until the Company's 2006 Annual Meeting of Shareholders and until his successor shall be duly elected and shall qualify.

Management intends to vote the accompanying Proxy FOR election as Directors of the Company, the nominees named below, unless the Proxy contains contrary instructions. Proxies that direct the Proxy holders to withhold voting in the matter of electing Directors will not be voted as set forth above. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. On all matters that may properly come before the 2005 Annual Meeting, each share has one vote. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

NOMINEES FOR DIRECTORS

Nominees for election to term expiring 2007

The following three (3) persons are nominated for election as Directors of the Company to hold office until the Company's 2007 Annual Meeting of Shareholders.

DR. HARVEY L. BERGER, 66, was appointed Chief Technologist in April 2001 and Chief Technology Officer in August 2004 and has been a Director of the Company since June 1975. He was President of the Company from November 1981 to September 1984 and from September 1985 until April 2001. From September 1986 to September

1988, he also served as Treasurer. He was Vice Chairman of the Company from March 1981 to September 1985. Dr. Berger holds a Ph.D. in physics from Rensselaer Polytechnic Institute and is a member of the Marist College Advisory Board.

DR. CHRISTOPHER L. COCCIO, 64, was appointed President and Chief Executive Officer of the Company on April 30, 2001 and has been a Director of the Company since June 1998. From 1964 to 1996, he held various engineering, sales, marketing and management positions at General Electric Company, with P&L responsibilities for up to $100 million in sales and 500 people throughout the United States. His business experience includes both domestic and international markets and customers. He founded a management consulting business in 1996, and worked with the New York State Assembly's Legislative Commission on Science and Technology from 1996 to 1998. From 1998 to 2001, he worked with Accumetrics Associates, Inc., a manufacturer of digital wireless telemetry systems, as Vice President of Business Development and member of the Board of Advisors. Mr. Coccio received a B.S.M.E. from Stevens Institute of Technology, a M.S.M.E. from the University of Colorado, and a Ph.D. from Rensselaer Polytechnic Institute in Chemical Engineering.

PHILIP STRASBURG, CPA, 66, has been a Director since August 2004. He is a retired partner from the firm of Anchin Block and Anchin, LLP and has 40 years of experience in auditing. He served as Audit Committee Chairman from August 2004 until February 2005, when he was elected Treasurer. In June 2005 he resigned as Treasurer and resumed his duties as Audit Committee Chairman. He was the lead partner on the Sono-Tek account from Fiscal 1994 to Fiscal 1996. Mr. Strasburg is a certified public accountant in New York State. He has a Master of Science in economics from The London School of Economics and Political Science and a Bachelors of Science degree from Lehigh University, where he majored in business administration. He is a member of the Board of Directors of the Westchester Public/Private Partnership for Aging Services.

Nominee for election to term expiring 2006

The following person is nominated for election as a Director of the Company to hold office until the Company's 2006 Annual Meeting of Shareholders.

EDWARD J. HANDLER, III, Esq, 68, is a retired partner in the law firm of Kenyon & Kenyon, one of the Company's intellectual property counsels and became a Director of the Company on October 1, 2004, coincident with his retirement from his law firm. Mr. Handler has 40 years experience in all aspects of intellectual property, including patents, trade secrets, trademarks and copyrights, including litigation and other adversarial proceedings. He is a member of a number of intellectual property Bar Associations and general Bar Associations. Mr. Handler is past President of the West Point Society of New York and a past Trustee of the Association of Graduates, U.S. Military Academy. He holds a J.D. degree from the University of Virginia Law School in 1964 and a B.S. in Engineering Science from the United States Military Academy in 1960.

DIRECTORS CONTINUING AS DIRECTORS

DR. DONALD F. MOWBRAY, 67, has been a Director since August 2003. He has been an independent consultant since August 1997. From September 1992 to August 1997 he was the Manager of the General Electric Company's Corporate Research and Development Mechanical Engineering Laboratory. From 1962 to 1992 he worked for the General Electric Company in a variety of engineering and managerial positions. Dr. Mowbray received a B.S. in Aeronautical Engineering from the University of Minnesota in 1960, a Master of Science in Engineering Mechanics from the University of Minnesota in 1962 and a Ph.D. from Rensselaer Polytechnic Institute in Engineering Mechanics in 1968.

SAMUEL SCHWARTZ, 85, has been a Director of the Company since August 1987, and was Chairman of the Board from February 1993 to May 1999. In April 2001, he accepted the position as Acting Chairman of the Board. He became Chairman in August 2001. From 1959 to 1992, he was the Chairman and Chief Executive Officer of Krystinel Corporation, a manufacturer of ceramic magnetic components used in electronic circuitry. He received a B.Ch.E. from Rensselaer Polytechnic Institute in 1941 and a M.Ch.E. from New York University in 1948.

Directors are presently paid no fee for their service as directors. Commencing March 1, 2002, each non-employee Director is reimbursed $100 per Board of Directors meeting they attend for travel expenses. In May 1999, the Company's Board of Directors adopted a program pursuant to which its non-employee directors are awarded 10,000 stock options per year in consideration of their service.

The Board of Directors held eight meetings in the fiscal year ended February 28, 2005. All Directors attended at least 75% of the Company's Board Meetings. Each member attended all of their committee meetings, with the exception of Donald Mowbray missing one.

NOMINATING COMMITTEE

The Board of Directors does not maintain a separate nominating committee because the Board of Directors believes that it can select prospective Director nominees by acting on the basis of a consensus of the entire Board of Directors. Accordingly, all Directors participate in the selection of candidates for nomination as Directors of the Company. The Board identifies and deliberates on the merits of candidates, based upon education, and experience in the following areas: business, scientific, legal and financial. The Board of Directors does not have a separate charter pertaining to nominations. The Company's Board of Directors is comprised of three "independent directors", as that term is defined under Nasdaq rules, and three directors who are not "independent directors". The Company's "independent directors" are Samuel Schwartz, Donald Mowbray and Edward Handler. Christopher Coccio and Harvey Berger are employees of the Company and are therefore not independent. Philip Strasburg is not considered an independent director under the Nasdaq rules as he is a former employee. All current nominees for the Board of Directors are incumbent Directors and were nominated by the entire Board for inclusion on the Company's proxy card. The Board of Directors will consider nominees recommended by shareholders. No special procedure needs to be followed in submitting such recommendation.

COMPENSATION COMMITTEE

The Company's Board of Directors has a Compensation Committee composed of Messrs. Strasburg, Mowbray and Handler (Chairman). The compensation of the executive officers of the Company is set by the Company's Board of Directors based upon the recommendations of the Compensation Committee. Compensation is set at levels believed to be competitive with executive officers with similar qualifications, experience and responsibilities of similar businesses. Such individuals receive a base salary and incentive compensation based on the achievement of certain operating objectives. The Compensation Committee serves an advisory function only. The Compensation Committee met once during Fiscal Year 2005.

AUDIT COMMITTEE

The Company's Board of Directors has an Audit Committee composed of Messrs. Handler and Mowbray as "independent directors" of the Company, and Philip Strasburg as the Chairman. Philip Strasburg is not considered an "independent director". The Board of Directors has adopted a charter for the Audit Committee. The Audit Committee is responsible for (i) selecting an independent public accountant for ratification by the stockholders, (ii) reviewing material accounting items affecting the consolidated financial statements of the Company, and (iii) reporting its findings to the Board of Directors. The Audit Committee met twice during the fiscal year ended February 28, 2005.

CODE OF ETHICS

The Company has adopted a Code of Ethics for senior executives and financial officers. The Board intends that this Code satisfy the requirements of the Securities and Exchange Commission rules for a Code of Ethics that applies to senior management. A copy of the Company's Code of Ethics is posted on the "information for investors" web page located at www.sono-tek.com/investors/ and is available in print to any shareholder who requests a copy.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee's job is one of oversight as set forth in its charter. It is not the duty of the Audit committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control and disclosure controls and procedures. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management and with Sherb & Co., LLP, the Company's independent auditors for 2005. The Audit Committee also conducted a preliminary discussion with management and Sherb & Co., LLP regarding the initial discovery of certain unauthorized transactions made by a former employee of the Company.

The Audit Committee has discussed with Sherb & Co., LLC the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee has received from Sherb & Co., LLC the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed Sherb & Co., LLC's independence with Sherb & Co., LLC, and has considered the compatibility of non-audit services with the auditor's independence.

Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended February 28, 2005 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Sherb & Co., LLC as the Company's independent auditors for the Fiscal Year ending February 28, 2006.

This report of the Audit Committee shall not be incorporated by reference into any of the Company's future filings made under the Exchange Act or the Securities Act, and shall not be deemed to be soliciting material or to be filed with the SEC under the Exchange Act or the Securities Act.

THE AUDIT COMMITTEE

Philip Strasburg (Chairman)
Donald Mowbray
Edward Handler

OTHER EXECUTIVE OFFICERS

In addition to Dr. Christopher L. Coccio, the following persons are executive officers of the Company.

VINCENT F. DEMAIO, 67, has been Vice President of Manufacturing of the Company since March 2003. He joined the Company in August 1991 as Production Manager and has served as Field Service Manager and Director of Operations. Prior to joining the Company Mr. DeMaio was an independent real estate developer from 1987 to 1991. From 1956 to 1987, Mr. DeMaio was employed by IBM Corporation in various manufacturing positions the last being Manufacturing Supervisor over 600 employees.

R. STEPHEN HARSHBARGER, 37, has been Vice President of the Company since June 2000. He joined the Company in October 1993 as a Sales Engineer and served in various sales management capacities from 1997 to 2000. Prior to joining the Company, Mr. Harshbarger was the Sales and Marketing Coordinator at Plasmaco, Inc., a developer and manufacturer of state-of-the-art flat panel displays. He is a graduate of Bentley College, with a major in Finance and a minor in Marketing.

STEPHEN J. BAGLEY, CPA, 42, has been Chief Financial Officer of the Company since June 2005. Prior to joining the Company, from September 2003 to May 2005, Mr. Bagley was Controller of A. Colarusso & Son, Inc., a highway and bridge contractor. From April 2003 to September 2003, Mr. Bagley was Vice President of Finance of Leschaco, Inc., an international freight forwarder. From April 1997 to April 2003, Mr. Bagley was Chief Financial Officer of Cloverleaf Transportation, a short haul trucking company. Mr. Bagley earned a Bachelor of Science degree from The State University of NY - College at Oneonta and an MBA from Marist College.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate remuneration paid or accrued by the Company for Fiscal Years ended February 28, 2005, 2004 and 2003, for each named officer of the Company. No other executive officer received aggregate remuneration that equaled or exceeded $100,000 for the Fiscal Year ended February 28, 2005.

                           SUMMARY COMPENSATION TABLE

                                                                                 Long Term
                               Annual Compensation                          Compensation Awards
                               -------------------                          -------------------
Name and                                                  Other            Securities Underlying
Principal Position      Year   Salary ($)  Bonus ($)  Compensation ($)(1)        Options (#)
------------------------------------------------------------------------------------------------

Christopher L. Coccio   2005    $153,650    $60,000       $36,039                495,000
CEO, President and      2004    $129,970    $17,500        $1,244                      0
   Director             2003    $124,462     $7,500        $1,260                275,000

R.S. Harshbarger        2005    $152,985    $15,000        $1,598                 10,000
Vice-President          2004    $105,854     $4,375          $927                      0
                        2003     $88,196     $1,200          $996                 20,000

(1) Dollar amounts for 2005 for Christopher L. Coccio include a non-cash gain on non-qualified stock option exercise of $31,250, Company contributions under the Company's retirement plan and a partial reimbursement of country club membership fees. All other dollar amounts are for contributions under the Company's retirement plan.

STOCK OPTION PLAN

As of June 30, 2005, the Company had in effect the 1993 Stock Incentive Plan, as amended (the "1993 Plan") and the 2003 Stock Incentive Plan (the "2003 Plan). As of June 30, 2005 there were outstanding options to purchase an aggregate of 901,062 shares of common stock at prices ranging from $.09 to $1.625 per share.

1993 Stock Incentive Plan

Under the 1993 Plan, options have been granted to officers, directors, consultants and employees of the Company and its subsidiaries to purchase the Company's common shares. Options granted under the 1993 Plan expire on various dates through 2013. There can be no further grants under the 1993 Plan.

2003 Stock Incentive Plan

Under the 2003 Plan, options can be granted to officers, directors, consultants and employees of the Company and its subsidiaries to purchase up to 1,500,000 of the Company's common shares.

Under both the 1993 and 2003 Plans, option prices must be at least 100% of the fair market value of the common stock at time of grant. For qualified employees, except under certain circumstances specified in both the 1993 and 2003 Plans or unless otherwise specified at the discretion of the Board of Directors, no option may be exercised prior to one year after date of grant, with the balance becoming exercisable in cumulative installments over a three year period during the term of the option.

During Fiscal Year 2005 the Company granted options for 540,000 shares exercisable at prices from $.95 to $1.75 to officers of the Company, options for 40,000 shares exercisable at $1.06 to Directors of the Company, options for 144,000 shares exercisable at prices from $.95 to $2.30 to employees of the Company, and options for 50,000 shares exercisable at prices from $1.06 to $1.95 to consultants to the Company.

The following table sets forth information regarding option exercises during the Fiscal Year ended February 28, 2005, as well as any unexercised options held as of February 28, 2005 by each named executive who received in excess of $100,000 in salary and bonus.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

                                              Number of Securities Underlying          Value of Unexercised
                                                   Unexercised Options                 In-the Money Options
                                   Shares         at Fiscal Year End (#)               At Fiscal Year End ($)
                                Acquired on       Value
Name                            Exercise (#)    Realized ($)    Exercisable     Unexercisable    Exercisable    Unexercisable
-----------------------------------------------------------------------------------------------------------------------------
(i)  Christopher Coccio           372,915           0             485,000          10,000          $242,500       $5,000
(ii) R. Stephen Harshbarger        77,500           0              12,500           5,000           $18,875       $6,500

Description of 401 (k) Plan

Effective April 1, 2000, the Company instituted the Sono-Tek Corporation 401(k) Plan ("401(k) Plan") for employees of the Company, its subsidiaries and affiliates pursuant to the Internal Revenue Code. Under the 401(k) Plan an eligible employee can elect to make a salary reduction of up to 20% of his compensation as defined in the plan.

BENEFICIAL OWNERSHIP OF SHARES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information is furnished as of June 30, 2005, to indicate beneficial ownership of the Company's Common Stock by each Director, by each named executive officer who has a salary and bonus in excess of $100,000, by all Directors and executive officers as a group, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. Such information has been furnished to the Company by the indicated owners. Unless otherwise indicated, the named person has sole voting and investment power.

 Name (and address if                                   Amount
   more than 5%) of                                  Beneficially
   Beneficial owner                                     Owned            Percent
--------------------------------------------------------------------------------
Directors and Officers

    *Harvey L. Berger                                   384,418(1)         2.6%
    *Christopher L. Coccio                              980,624(2)        6.63%
    *Vincent F. DeMaio                                   75,303(3)         **
    *Edward J. Handler                                   93,158(4)         **
    *R. Stephen Harshbarger                              90,000(3)         **
    *Donald F. Mowbray                                   47,500(5)         **
    *Samuel Schwartz                                  1,552,147(6)        10.5%
    *Philip A. Strasburg                                 15,000            **
                                                      ---------          -----

All Executive Officers and Directors as a Group (9)   3,238,150(7)       21.90%

Additional 5% owners
    Herbert Spiegel                                     756,931           5.33%
    425 East 58th Street
    New York, NY  10022

    Norwood Venture Corporation                       1,064,672           7.50%
    65 Norwood Avenue
    Montclair, NJ 07043

* c/o Sono-Tek Corporation, 2012 Route 9W, Milton, NY  12547.
** Less than 1%

(1) Includes 49,500 shares in the name of Dr. Berger's wife and 30,000 options currently exercisable issued under the Company's Stock Incentive Plans.
(2) Includes 2,000 shares owned jointly with Dr. Coccio's father, 2,000 shares in the name of Dr. Coccio's wife and 495,000 options currently exercisable issued under the Company's Stock Incentive Plans.
(3) Includes 12,500 options currently exercisable under the Company's Stock Incentive Plans.
(4) Includes 61,579 shares owned jointly with Mr. Handler's wife, and 31,579 shares in the name of Mr. Handler's wife.
(5) Includes 10,000 options currently exercisable issued under the Company's Stock Incentive Plans and 12,500 warrants.
(6) Includes 40,000 options currently exercisable issued under the Company's Stock Incentive Plans.
(7) Includes 585,000 options currently exercisable issued under the Company's Stock Incentive Plans and 12,500 warrants.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Norwood loans -

On April 30, 2001, in order to induce the advance of an additional $300,000 by Norwood Venture Corporation, a principal stockholder of the Company, certain of the Company's directors, an officer and an affiliate of the Company participated in the amount of $216,750 in an additional mezzanine financing. Interest expense of $103,617 was paid to Norwood and $26,571 was forwarded to these individuals during Fiscal Year 2004. During February 2004, an officer of the Company exercised 24,444 warrants to purchase the Company's common stock through Norwood. Coincident with this transaction $10,000 of principal loaned by Norwood was repaid and was in turn repaid to this officer.

On December 3, 2004, the Company sold 76,750 units each consisting of four shares of common stock and one warrant to purchase one additional share of common stock at $1.75 during the two year period ending December 3, 2006. Proceeds of this offering of $530,000 were used to repay $450,000 of Norwood Venture Corporation, a principal stockholder of the Company, outstanding debt and the balance was used for working capital.

On December 15, 2004, Norwood Venture Corporation, a principal stockholder of the Company, and the Company reached an agreement whereby the "Put" rights under the Norwood Loan and Warrant Agreement were terminated for a sum of $188,000 paid by the Company to Norwood. Also, Norwood exercised all of its warrants to purchase the Company's stock, resulting in the issuance of 2,022,017 shares of common stock. The Chairman of the Company and a different principal stockholder of the Company were participants in the Norwood Loan and, accordingly, they each received 243,239 shares of the Company's common stock as the result of the warrant exercise. Also, they each received $103,333.50 as part of the repayment of the principal of the Norwood Loans.

Debt Exchange - related party

During February 2004 loans, accrued interest and prior year consulting fees due to the Chairman of the Company in the amount of $123,827 were exchanged for 294,825 shares of common stock valued at $.42 per share. The debt to equity conversion price was negotiated independently with other third party creditors on an "arms length" basis.

Warrant issuance - related party

During February 2004 warrants to acquire 300,000 shares of the Company's common stock were exercised at $.30 per share by the Chairman of the Company for $90,000. The proceeds from this exercise were used to repay prior year loans due to the Chairman.

Equity issuance - related party

In December 2004, a director of the Company acquired 25,000 shares of common stock and 12,500 warrants to purchase common stock pursuant to a private placement for $43,750.

Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and persons who own more than ten percent of the Company's common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes of beneficial ownership of common stock. Such persons are also required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports. Based solely on a review of such filings, during the year ended February 28, 2005, all of the Company's Directors and executive officers and holders of more than ten percent of the Company's stock have made timely filings of such reports except as follows: one report by Samuel Schwartz relating to one transaction; three reports by Christopher Coccio relating to four transactions; two reports by Harvey Berger relating to four transactions; two reports by Philip Strasburg relating to one transaction; one report by Vincent DeMaio relating to two transactions; five reports by Norwood Venture Corp. relating to ten transactions; Edward Handler has not filed a Form 3.

                 ITEM 2. RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Sherb & Co., LLP, Certified Public Accountants, to audit the books of account and other records of the Company for the fiscal year ending February 28, 2006. In the event of a negative vote, the Board of Directors will reconsider its election. The Audit Committee of the Company's Board of Directors determined the independence of the Company's auditors and recommended their re-appointment to the Board of Directors. Fees paid to the auditors were as follows:

                                                                     Audit Services   Tax Returns
                                                                     --------------   -----------

Sherb & Co., LLP             Fiscal year ended February 28, 2005        $28,500         $4,000
Radin, Glass & Co., LLP      Fiscal year ended February 28, 2004        $27,500         $4,500

The Company did not pay any audit related fees or other fees to either independent auditing firms during the past two fiscal years.

A representative of the auditors, Sherb & Co., LLP, is expected to be present at our Annual Meeting, will have an opportunity to make a statement if he desires, and will be available to respond to appropriate questions.

On March 21, 2005, the Company dismissed Radin, Glass & Co., LLP as its independent registered public accounting firm. Radin, Glass & Co. LLP had been the independent registered public accounting firm for and audited the consolidated financial statements of the Company as of February 29, 2004, and for two years then ended. The reports of Radin, Glass & Co., LLP on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit for the two most recent fiscal years and in connection with Radin, Glass & Co., LLP's review of the subsequent interim periods preceding dismissal on March 21, 2005, there have been no disagreements between the Company and Radin, Glass & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radin, Glass & Co., LLP, would have caused Radin, Glass & Co., LLP to make reference thereto in their report on the Company's financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof, the Company had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

Radin, Glass & Co., LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements.

On March 21, 2005, the Company engaged Sherb & Co., LLP as its independent registered public accounting firm. The Company had not consulted with Sherb & Co., LLP regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues.

The change was approved by the Company's Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SHERB & CO, LLP.

                              ITEM 3. OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

Expenses

The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expense of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and facsimile by officers and other regular employees of the Company but no additional compensation will be paid to such individuals.

Future Shareholders Proposals

Proposals of shareholders intended to be presented at the next annual meeting (expected to be held in August 2006) under SEC Rule 14a-8 must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting (expected to be mailed in mid-July 2006) not later than March 15, 2006.

Notice of shareholder matters intended to be submitted at the next annual meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company by June 8, 2006. The discretionary authority described above with respect to other matters coming before the meeting will be conferred with respect to any such untimely matters.

Signed:


/s/ Claudine Y. Corda
---------------------
Claudine Y. Corda

July 15, 2005

                                     FORM OF PROXY CARD                         Please mark your
                                                                                votes as in this
                                                                                example

                              FOR all nominees      WITHHOLD AUTHORITY
                              listed at right       to vote for
                              (except as marked)    nominees listed at right

                                                                                Nominees:
1.  The election of four (4)                                                    Dr. Harvey Berger
    Directors of the Company.                                                   Dr. Christopher L. Coccio
                                                                                Philip Strasburg
                                                                                Edward J. Handler

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list to the right)

                                           FOR        AGAINST        ABSTAIN
2.  Ratification of the appointment of
    Sherb & Co., LLP as the Company's
    independent auditors.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
ENVELOPE.

Your signature on this proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated July 15, 2005.

SIGNATURE(S): ___________________________ Date: ___________
                     (Signature)

SIGNATURE(S): ___________________________ Date: ___________
              (Signature if held jointly)

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              SONO-TEK CORPORATION
                      2012 Route 9W, Milton, New York 12547
           This Proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) of Sono-Tek Corporation, a corporation organized under the laws of the State of New York, hereby appoints Claudine Y. Corda and Christopher L. Coccio and as my (our) proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated on the reverse side hereof, all of the shares of Sono-Tek Corporation, which the undersigned is or may be entitled to vote at the Annual Meeting of Shareholders to be held at The Inn at Buttermilk Falls, 220 North Road, Milton, New York 12547, at 10:00 A.M., New York time, on August 18, 2005, or any adjournment thereof. The Board of Directors recommends a vote FOR the proposals on the reverse side.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE


                                       -1-